UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

FIESTA RESTAURANT GROUP, INC.
(Name of Registrant as Specified in Its Charter)

JCP INVESTMENT PARTNERSHIP, LP

JCP SINGLE-ASSET PARTNERSHIP, LP

JCP INVESTMENT PARTNERS, LP

JCP INVESTMENT HOLDINGS, LLC

JCP INVESTMENT MANAGEMENT, LLC

JAMES C. PAPPAS

BLR PARTNERS LP

BLRPART, LP

BLRGP INC.

FONDREN MANAGEMENT, LP

FMLP INC.

BRADLEY L. RADOFF

BANDERA MASTER FUND L.P.

BANDERA PARTNERS LLC

GREGORY BYLINSKY

JEFFERSON GRAMM

LAKE TRAIL MANAGED INVESTMENTS LLC

LAKE TRAIL CAPITAL LP

LAKE TRAIL CAPITAL GP LLC

THOMAS W. PURCELL, JR.

JOSHUA E. SCHECHTER

JOHN B. MORLOCK

ALAN VITULI

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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JCP Investment Management, LLC, together with the other participants named herein (collectively, “JCP”), has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of JCP’s slate of highly qualified director nominees to the Board of Directors of Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”), at the Company’s upcoming 2017 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof.

Item 1: On May 8, 2017, JCP issued the following press release announcing the launch of www.FixFiesta.com, a website dedicated to communicating with the Company’s stockholders:

JCP LAUNCHES WEBSITE WWW.FIXFIESTA.COM DEDICATED TO ELECTION OF ITS TWO NOMINEES AT FIESTA RESTAURANT GROUP’S ANNUAL MEETING

Urges Stockholders to vote the GOLD Proxy to Elect John B. Morlock and James C. Pappas

HOUSTON, TX, May 8, 2017 – JCP Investment Management, LLC, together with its affiliates and the other participants in its solicitation (collectively, “JCP” or “we”), collectively one of the largest stockholders of Fiesta Restaurant Group, Inc. (“Fiesta” or the “Company”) (NASDAQ:FRGI), with aggregate ownership of approximately 8.6% of the Company’s outstanding shares, today announced the launch of www.FixFiesta.com, a website dedicated to the election of JCP’s highly qualified nominees, John B. Morlock and James C. Pappas, to Fiesta’s Board of Directors (the “Board”) at the Company’s upcoming annual meeting scheduled for June 7, 2017 (the “Annual Meeting”).

JCP has filed a definitive proxy statement and an accompanying GOLD proxy card with the Securities and Exchange Commission in order to give stockholders an opportunity to replace Barry J. Alperin and Brian P. Friedman, directors who have overseen significant value destruction at Fiesta (including negative total shareholder returns over the past 1, 2 and 3-year periods), with direct stockholder representatives possessing restaurant industry experience.

As further explained in JCP’s proxy materials, which are available at www.FixFiesta.com, stockholders deserve an alternative to the poor operating performance and lack of accountability that has plagued Fiesta under the leadership of the incumbent Board. Notably, while Fiesta has unilaterally appointed three directors since the end of February, no incumbent has stepped down and none of the recently appointed directors (including Nicholas P. Shepherd, who also serves as a director of Spirit Realty Capital, Inc., which suffered a one-day share price decline of nearly 25% last week) are up for election at the Annual Meeting.

It is imperative that Fiesta stockholders take advantage of the opportunity at the Annual Meeting to elect representatives of their choosing. The time for change is now – JCP urges all stockholders to vote the GOLD proxy card today.

About JCP Investment Management:

JCP Investment Management, LLC is an investment firm headquartered in Houston, TX that engages in value-based investing across the capital structure. JCP follows an opportunistic approach to investing across different equity, credit and distressed securities largely in North America.

Investor Contacts:

James C. Pappas

JCP Investment Management, LLC

(713) 333-5540

John Glenn Grau

InvestorCom

(203) 972-9300

Media Contact:

Gotham Communications

Bill Douglass, (646) 504-0890

bill@gothamcomm.com

Item 2: The following materials were posted by JCP to www.FixFiesta.com:

JCP

Home Materials for Stockholders Press Releases/Letters Nominees Contact

DISCLAIMER

The views expressed on this website represent the opinions of JCP Investment Management, LLC and certain of its affiliates (collectively, "JCP"), which beneficially own shares of Fiesta Restaurant Group, Inc. (the "Company") and are based on publicly available information with respect to the Company. JCP recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with JCP's conclusions. JCP reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such changes. JCP disclaims any obligation to update the information or opinions contained on this website. Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants (as defined below) nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by JCP herein are based on assumptions that JCP believes to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material. The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. JCP currently beneficially owns shares of the Company. It is possible that there will be developments in the future that cause JCP from time to time to sell all or a portion of its holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares. Although JCP believes the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, JCP makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and JCP expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant. This website may contain links to articles and/or videos (collectively, "Media"). The view and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of JCP. **Cautionary Statement Regarding Forward-Looking Statements** The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of JCP. Although JCP believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. JCP will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events. **Additional Information** JCP Investment Management, LLC, JCP Investment Partnership, LP, JCP Single-Asset Partnership, LP, JCP Investment Partners, LP, JCP Investment Holdings, LLC, James C. Pappas, BLR Partners LP, BLRPart, LP, BLRGP Inc., Fondren Management, LP, FMLP Inc., Bradley L. Radoff, Bandera Master Fund L.P., Bandera Partners LLC, Gregory Bylinsky, Jefferson Gramm, Lake Trail Managed Investments LLC, Lake Trail Capital LP, Lake Trail Capital GP LLC, Thomas W. Purcell, Jr., Joshua E. Schechter, John B. Morlock and Alan Vituli (collectively, the "Participants") have filed a definitive proxy statement and an accompanying **GOLD** proxy card with the SEC to be used to solicit proxies for the election of their slate of two director nominees in connection with the 2017 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the "2017 Annual Meeting"). Stockholders are advised to read the definitive proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the 2017 Annual Meeting because they contain important information, including additional information relating to the Participants. These materials and other materials filed by JCP in connection with the solicitation of proxies will be available at no charge at the SEC's website at www.sec.gov. The definitive proxy statement and other relevant documents filed by JCP with the SEC will also be available, without charge, by calling JCP's proxy solicitor, InvestorCom, Inc., at (203) 972-9300 or toll-free at (877) 972-0090.

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JCP
INVESTMENT MANAGEMENT

Home Materials for Stockholders Press Releases/Letters Nominees Contact

Contact

Individual shareholders, institutional shareholders, banks, and brokers may contact JCP Investment Management's proxy solicitor:

Investor Contact

John Glenn Grau
InvestorCom, Inc.
(203) 972-9300 ext. 11

Media Contact

Bill Douglass
Gotham Communications, LLC
bill@gothamcomm.com
(646) 504-0890

©2017 JCP Investment Management | Important Information | Privacy Policy | Terms & Conditions

JCP
INVESTMENT MANAGEMENT

Home Materials for Stockholders Press Releases/Letters Nominees Contact

DISCLAIMER

The views expressed on this website represent the opinions of JCP Investment Management, LLC and certain of its affiliates (collectively, "JCP"), which beneficially own shares of Fiesta Restaurant Group, Inc. (the "Company") and are based on publicly available information with respect to the Company. JCP recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with JCP's conclusions. JCP reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such changes. JCP disclaims any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants (as defined below) nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by JCP herein are based on assumptions that JCP believes to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. JCP currently beneficially owns shares of the Company. It is possible that there will be developments in the future that cause JCP from time to time to sell all or a portion of its holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although JCP believes the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, JCP makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and JCP expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The view and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of JCP.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of JCP. Although JCP believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. JCP will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information

JCP Investment Management, LLC, JCP Investment Partnership, LP, JCP Single-Asset Partnership, LP, JCP Investment Partners, LP, JCP Investment Holdings, LLC, James C. Pappas, BLR Partners LP, BLRPart, LP, BLRGP Inc., Fondren Management, LP, FMLP Inc., Bradley L. Radoff, Bandera Master Fund L.P., Bandera Partners LLC, Gregory Bylinsky, Jefferson Gramm, Lake Trail Managed Investments LLC, Lake Trail Capital LP, Lake Trail Capital GP LLC, Thomas W. Purcell, Jr., Joshua E. Schechter, John B. Morlock and Alan Vituli (collectively, the "Participants") have filed a definitive proxy statement and an accompanying **GOLD** proxy card with the SEC to be used to solicit proxies for the election of their slate of two director nominees in connection with the 2017 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the "2017 Annual Meeting"). Stockholders are advised to read the definitive proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the 2017 Annual Meeting because they contain important information, including additional information relating to the Participants. These materials and other materials filed by JCP in connection with the solicitation of proxies will be available at no charge at the SEC's website at www.sec.gov. The definitive proxy statement and other relevant documents filed by JCP with the SEC will also be available, without charge, by calling JCP's proxy solicitor, InvestorCom, Inc., at (203) 972-9300 or toll-free at (877) 972-0090.

©2017 JCP Investment Management | Important Information | Privacy Policy | Terms & Conditions

JCP
INVESTMENT MANAGEMENT

Home Materials for Stockholders Press Releases/Letters Nominees Contact

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The sponsor of this website, www.FixFiesta.com (the "Site"), is JCP Investment Management, LLC and certain of its affiliates ("JCP"). We respect and value your privacy. This statement outlines our privacy policies (the "Privacy Policy") which are designed to assist you in understanding how we collect, use and safeguard information we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this:

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©2017 JCP Investment Management | Important Information | Privacy Policy | Terms & Conditions